Assisting people to reach their highest level of independence Respect and Care

2 FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

3 Mission Statement Respect Care Assisting People to Reach Their Highest Level of Independence We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals. With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities. We serve with skill, compassion, respect and care.

Breadth



WA
OR
ID
NV
CA
UT
CO
AZ
NM
NE
KS
OK
TX
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NJ
MD
HI
PR

ResCare Stats

- 44K employees
- Serving 65K people daily
- Serving 2M people annually
- LTM revenues $1.5B
- LTM Adj. EBITDA $116M (margin 7.7%)[1]
- Market Cap $367M [2]

International Locations

- Canada
- United Kingdom
- Netherlands
- Germany
- Haiti

[1]Excluding a $24.4M charge to increase Company legal reserves.
[2]Market Cap based on closing stock price and outstanding shares as of 11/13/08.

4

5 Divisions 87% 6% 5% 2% LTM revenues $1.1 billion 10.8% operating margin 1 Pat Kelley, President 34 States, Canada 52% 38% 1% 6% 3% Medicaid/Other Gov’t Mgmt./Contract Services Insurance Commercial/Other Private Pay Payor Mix Dept. of Labor & HHS School Districts Dept. of Labor Payor Mix Community Services Group (CSG) Employment and Training Services Group (ETSG) LTM revenues $420 million 8.2% operating margin Vince Doran, President 27 States, DC, Puerto Rico, Haiti, Europe International 1 Excluding a $24.4M charge to increase Company legal reserves. Private Pay

6 Lines of Business We are a leading provider of home care to the elderly We provide educational and vocational skills training to assist 16-24 year old disadvantaged youth Home Care Job Corps Employment Training We provide job training and employment placement to assist people entering or re-entering the workforce CSG Division ETSG Division ETSG Division ID / DD CSG Division We offer home care, residential, institutional and support services to people with intellectual and developmental disabilities 200 core offices 3,200 group homes 200 contracts 250 sites 17 Centers 30 states 165 branches

7 Lines of Business – Intellectual and Developmental Disability Pressure on system for additional funding 31% Residential Services or Publicly Funded Market Family Caregivers (25% of family caregivers 60 years old+) 4.7M People with ID/DD in U.S. 500K Other 1.4M 2.8M Source: The State of States in Developmental Disabilities 2008. ID/DD Demographics $44B Market $44 billion market opportunity Highly fragmented market 4,000 to 5,000 smaller providers ResCare has 5% of market served (largest provider) National Mentor has 3% of market served Medicaid per diem and fee for service Market & Stats

8 Lines of Business – Periodic In-Home Care Source: http://www.ltc.georgetown.edu. $42 $21 $6 $5 $3 Home Care Annual spending in billions $77B Spent on Home Care Market & Stats Driving Organic Growth Medicaid Medicare Private Ins. Private Pay Other Highly fragmented market over 9,000 providers Private pay (per hour/unit) and Medicaid fee for service LTM revenues approx $292M

9 $3.2B in Annual Appropriations Lines of Business – Employment Training Services (ETSG) $1,472 $864 $926 Note: Workforce Investment Act (WIA), Temporary Assistance Needy Families (TANF). Source: U.S. Department of Labor Employment Training Administration and Health and Human Services. WIA - Appropriations ETS competitors Workforce Investment Boards Maximus (MMS) Policy Studies, Inc. Goodwill Industries ResCare has 1% market share for WIA and TANF combined Significant growth opportunities LTM revenues $217 million Market & Stats 2007 Appropriated Resources (in millions) WIA Adult Programs WIA Youth Program WIA Dislocated Workers $27B in Annual Appropriations TANF - Appropriations Appropriated Resources (in billions) $17 $17 $10 $10 $10 $27 $27 $17 $27 2008 2009 2010 Federal Payments State Match

10 Lines of Business – International Employment Training Services MAATWERK Private provider of government funded job training and placement 18 locations in the Netherlands, U.K. and Germany Private provider of government funded job training and placement 6 locations in the U.K. $88 Billion International Market Opportunity BISCOM United Kingdom Netherlands Germany

11 Lines of Business – Job Corps Americans over 65 Department of Labor Spending Market & Stats Source: U.S. Department of Labor Employment Training Administration. $1,509 $1,540 $1,547 $1,557 $1,577 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2003 2004 2005 2006 2007 (in millions) Second largest Job Corps contractor with 17 centers in 12 states Resident capacity over 7K students Largest competitors MTC CSDC MINACT 122 total Job Corps centers Total capacity 45K students LTM revenues $164M

12 Lines of Business – Ancillary Remote Monitoring Alternative Education CSG Division Specialty One of the only pharmacies in the nation to specialize in serving persons with developmental disabilities. ResCare partners with a variety of public and private entities to provide education to our youth. Our facilities include private and charter schools. ResCare provides residential monitoring and response services to adults who have cognitive, ID / DD and to seniors who want an alternative to 24-hour live-in support. Pharmacy CSG Division

13 $91 $116 $143 $177 $224 $306 $523 $817 $858 $885 $919 $961 $1,009 $1,074 $1,302 $1,433 $1,516$1,550 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 09/08 LTM 2008E (in millions) Revenue Growth Note: Years prior to 1999 are not restated to reflect the People Serve merger. 2008E represents mid-range of Company guidance. 67 Consecutive Quarters of Revenue Growth 1992 – 2008E CAGR of 20% Job Corps revenues are stable and predictable, will help fund CSG and ETS growth Employee Training Services has domestic and international long-term revenue growth opportunities via acquisitions, new contracts and expanding services on existing contracts Majority of growth will come from Community Services Group via home care and acquisitions 2008 Revenue Guidance of $1.54B – $1.56B

14 Historical - Income Statement Summary $21 $37 $44 $49 2005 2006 2007 09/08 LTM Net Income1 (in millions) $1,047 $1,302 $1,433 $1,516 2005 2006 2007 09/08 LTM Revenue (in millions) $68 $101 $107 $116 2005 2006 2007 09/08 LTM Consolidated Adj. EBITDA & Margin1 (in millions) 12.5% 11.6% 11.7% 7.1% 7.8% 7.0% 8.3% 9.6% 10.7% 2006 2007 09/08 LTM CSG JC ETS Segment EBITDA Margin1 7.7% 7.5% 7.7% Margin Margin Margin 6.5% Margin 1Excluding a $24.4M charge to increase Company legal reserves.

15 Strong Financial Condition Operating Cash Flow Solid Balance Sheet and Consistently Producing Cash (in millions) Total debt $234 million Debt / Cap ratio 35% Debt / EBITDA is 1.9x1 $250 million revolving credit facility $117M available under the revolver with an outstanding balance of $79 million Balance Sheet Summary FCF Used to Fund Acquisitions Strongest Company Credit Rating in 32-Year History $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2004 2005 2006 2007 09/08 LTM Free Cash Flow CAPEX $42 $26 $16 $45 $31 $14 $36 $19 $17 $86 $62 $24 $85 $63 $22 1Excluding a $24.4M charge to increase Company legal reserves. Note: Balance Sheet is as of 09/30/08. 1

16 Acquisition Experience $41 $42 $117 $79 $58 $51 $246 $127 14 19 13 12 $0 $50 $100 $150 $200 $250 2005 2006 2007 YTD 2008 Capital Deployed Annualized Revenue Acquired # of Deals Robust Pipeline & Attractive Market Historical Deal Summary (in millions) Note: Valuation multiples of 4.0x – 5.0x forward EBITDA. YTD is as of 09/30/08.

17 Reconciliation of Income from Continuing Operations to EBITDA and Adjusted EBITDA: Income from continuing operations Add: Interest, net Depreciation and amortization (from continuing operations) Income tax expense EBITDA Add: Legal charge Adjusted EBITDA ($ in millions) Reconciliation of Non-GAAP Info $ 42 18 18 23 101 — $ 101 $ 44 19 20 24 107 — $ 107 $ 34 18 22 18 92 24 $ 116 FY 2006 FY 2007 LTM 09/30/08

18 Key Global Investment Highlights Strong Financial Position Market Leader with Stable Cash Flows Consistent Revenue Growth and Profitability International and Domestic Growth Robust Acquisition Pipeline 1 2 3 4 5

Assisting people to reach their highest level of independence Respect and Care